BOK FINANCIAL CORPORATION                                        EXHIBIT 99 (b)
(In thousands, except ratio and per share data)

                                                               Period End Balances                    Average Balances
                                                      -----------------------------------     -------------------------------
                                                                    June 30,                        Quarter Ended June 30,
                                                      -----------------------------------     -------------------------------
 BALANCE SHEETS                                            2004                 2003              2004             2003
                                                      --------------     ----------------     -------------   ---------------

 ASSETS
 Cash and due from banks                                  $ 574,549             $ 718,497        $ 507,731         $ 441,063
 Trading securities                                          15,133                38,143           23,513            12,207
 Funds sold                                                 148,035                10,395           16,284            16,669
 Securities:
   Available for sale                                     4,572,027             5,000,436        4,667,580         4,381,671
   Held for investment                                      205,933               192,185          200,160           192,970
                                                      --------------     ----------------     -------------   ---------------
 Total securities                                         4,777,960             5,192,621        4,867,740         4,574,641
 Loans:
   Commercial                                             4,333,701             4,089,988        4,347,041         4,048,702
   Commercial real estate                                 1,589,542             1,463,851        1,594,192         1,448,554
   Residential mortgage                                   1,159,433             1,066,210        1,163,186         1,055,395
   Consumer                                                 442,424               422,839          443,838           418,254
                                                      ---------------     ---------------     --------------  ----------------
 Total loans                                              7,525,100             7,042,888        7,548,257         6,970,905
 Less allowance for loan losses                            (128,905)             (122,772)        (131,310)         (123,095)
                                                      ---------------     ---------------     --------------  ----------------
 Total loans, net                                         7,396,195             6,920,116        7,416,947         6,847,810
 Premises and equipment, net                                173,798               160,474          173,184           156,740
 Accrued revenue receivable                                  76,422                66,689           65,789            62,493
 Intangible assets, net                                     246,539               194,478          247,667           195,351
 Mortgage servicing rights, net                              53,000                31,141           50,173            31,873
 Real estate and other repossessed assets                     4,776                 5,713            5,876             5,848
 Receivable on unsettled security transactions                8,018                     -                -                 -
 Bankers' acceptances                                        18,783                33,857           21,713            35,868
 Derivative contracts                                       294,900               142,605          285,311           166,850
 Other assets                                               199,888               116,527          172,397           111,604
                                                      --------------     ----------------     -------------   ---------------
 TOTAL ASSETS                                          $ 13,987,996          $ 13,631,256     $ 13,854,325      $ 12,659,017
                                                      ==============     ================     =============   ===============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                               $ 1,877,492           $ 1,746,666      $ 1,799,249       $ 1,252,076
   Interest-bearing transaction                           3,892,166             3,435,287        3,859,706         3,523,932
   Savings                                                  169,826               169,540          173,566           172,258
   Time deposits                                          3,670,825             3,339,689        3,565,324         3,491,055
                                                      --------------     ----------------     -------------   ---------------
 Total deposits                                           9,610,309             8,691,182        9,397,845         8,439,321
 Federal funds purchased and
   repurchase agreements                                  1,497,685             1,723,711        1,565,922         1,515,597
 Other borrowed funds                                     1,016,327             1,057,476        1,009,871         1,053,573
 Subordinated debentures                                    151,538               154,977          152,799           155,078
 Accrued interest, taxes, and expenses                       49,692                65,316           59,740            63,200
 Due on unsettled security transactions                           -               518,782              733            16,924
 Bankers' acceptances                                        18,783                33,857           21,713            35,868
 Derivative contracts                                       307,102               136,485          292,019           158,382
 Other liabilities                                           77,485                64,280           78,575            58,056
                                                      --------------     ----------------     -------------   ---------------
 TOTAL LIABILITIES                                       12,728,921            12,446,066       12,579,217        11,495,999
 Shareholders' Equity:
   Shareholders' equity                                   1,307,039             1,141,677        1,277,036         1,117,061
   Unrealized securities gains                              (47,964)               43,513           (1,928)           45,957
                                                      --------------     ----------------     -------------   ---------------
 TOTAL SHAREHOLDERS' EQUITY                               1,259,075             1,185,190        1,275,108         1,163,018
                                                      --------------     ----------------     -------------   ---------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                $ 13,987,996          $ 13,631,256     $ 13,854,325      $ 12,659,017
                                                      ==============     ================     =============   ===============


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
                                                            For the Quarter Ended                For the Six Months Ended
                                                      -----------------------------------     -------------------------------
                                                                  June 30,                               June 30,
                                                      -----------------------------------     -------------------------------
 STATEMENTS OF EARNINGS                                    2004                2003                2004             2003
                                                      --------------     ----------------     -------------   ---------------
 Interest revenue                                         $ 147,349             $ 141,534        $ 293,355         $ 283,486
 Interest expense                                            42,160                43,597           84,959            89,728
                                                      --------------     ----------------     -------------   ---------------
 Net interest revenue                                       105,189                97,937          208,396           193,758
 Provision for loan losses                                    3,987                 9,503           11,014            19,415
                                                      --------------     ----------------     -------------   ---------------
 Net interest revenue after
   provision for loan losses                                101,202                88,434          197,382           174,343

 Other operating revenue
   Brokerage and trading revenue                             11,166                10,459           21,177            19,673
   Transaction card revenue                                  16,817                14,059           31,541            26,735
   Trust fees and commissions                                13,939                10,845           27,648            21,025
   Service charges and fees on deposit accounts              23,928                19,606           46,083            38,590
   Mortgage banking revenue, net                              7,555                16,609           15,299            32,144
   Leasing revenue                                              860                   795            1,747             1,654
   Other revenue                                              5,774                 5,555           12,398            10,215
                                                      --------------     ----------------     -------------   ---------------
  Total fees and commissions                                 80,039                77,928          155,893           150,036
   Gain on sale of other assets                                  35                     8              719               738
   Gain (loss) on sales of securities, net                  (11,005)               10,457           (6,728)           20,146
   Gain (loss) on derivatives                                   201                (1,111)            (794)           (2,407)
                                                      --------------     ----------------     -------------   ---------------
   Total other operating revenue                             69,270                87,282          149,090           168,513

 Other operating expense
   Personnel                                                 59,810                53,584          118,019           107,368
   Business promotion                                         3,831                 2,781            7,181             6,252
   Contribution of stock to BOk Charitable Foundation             -                     -            4,125                 -
   Professional fees and services                             3,994                 5,404            7,893             9,169
   Net occupancy and equipment                               11,732                11,240           23,583            22,301
   Data processing and communications                        15,270                12,940           29,911            24,660
   FDIC and other insurance                                     667                   530            1,271             1,046
   Printing, postage and supplies                             3,130                 3,523            6,447             6,882
   Net (gains) losses and operating expenses
     on repossessed assets                                     (169)                  335              (55)              343
   Amortization of intangible assets                          2,121                 1,777            4,259             3,554
   Mortgage banking costs                                     4,433                11,481           10,276            25,923
   Provision (recovery) for impairment of
     mortgage servicing rights                              (10,865)                3,353           (7,162)           (4,477)
   Other expense                                              5,038                 5,286            9,692             8,678
                                                      --------------     ----------------     -------------   ---------------
 Total other operating expense                               98,992               112,234          215,440           211,699

 Income before taxes                                         71,480                63,482          131,032           131,157
 Federal and state income taxes                              25,947                22,707           46,347            46,915
                                                      --------------     ----------------     -------------   ---------------

 Net Income                                                $ 45,533              $ 40,775         $ 84,685          $ 84,242
                                                      ==============     ================     =============   ===============

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
                                                            For the Quarter Ended                For the Six Months Ended
                                                      -----------------------------------     -------------------------------
                                                                  June 30,                                June 30,
                                                      -----------------------------------     -------------------------------
 FINANCIAL DATA                                            2004                2003                2004             2003
                                                      --------------     ----------------     -------------   ---------------

 Capital:
   Average equity                                       $ 1,275,108           $ 1,163,018      $ 1,262,988       $ 1,139,671
   Period-end equity                                    $ 1,259,075           $ 1,185,190      $ 1,259,075       $ 1,185,190
   Risk-based capital ratios:
     Tier 1                                                   9.79%                 9.32%
     Total capital                                           11.90%                11.85%
   Leverage ratio                                             7.52%                 7.21%

 Common stock:
   Book value per share                                     $ 21.03               $ 19.92          $ 21.03           $ 19.92
                                                      ==============     ================     =============   ===============

   Basic earnings per share                                  $ 0.76                $ 0.69           $ 1.42            $ 1.43
                                                      ==============     ================     =============   ===============

   Diluted earnings per share                                $ 0.68                $ 0.61           $ 1.27            $ 1.27
                                                      ==============     ================     =============   ===============

 Period end common shares outstanding                    59,163,047            58,743,260       59,163,047        58,743,260

 Average shares outstanding:
     Basic                                               59,146,624            58,647,952       59,098,913        58,587,197
     Diluted                                             66,719,734            66,506,486       66,688,766        66,434,786

 Key ratios:
   Return on average assets                                   1.32%                 1.29%            1.24%             1.36%
   Return on average equity                                  14.36%                14.06%           13.48%            14.91%
   Net interest margin                                        3.46%                 3.48%            3.46%             3.53%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                        $ 57,610              $ 55,619
   Real estate and other repossessed assets                   4,776                 5,713
                                                      --------------     ----------------
                 Total nonperforming assets                $ 62,386              $ 61,332
                                                      ==============     ================

   90-day past due                                         $ 10,280               $ 6,996
                                                      ==============     ================

 Gross charge-offs                                          $ 6,672               $ 7,719         $ 14,634          $ 15,770
 Recoveries                                                   1,752                 1,289            3,886             3,057
                                                      --------------     ----------------     -------------   ---------------
 Net charge-offs (recoveries)                               $ 4,920               $ 6,430         $ 10,748          $ 12,713
                                                      ==============     ================     =============   ===============

 Key ratios:
   Reserve for loan losses to period end loans (A)            1.73%                 1.78%
   Nonperforming assets to period
     end loans (A) and repossessed assets                     0.84%                 0.89%
   Net charge-offs (annualized) to average loans (A)          0.26%                 0.38%            0.29%             0.38%
   Reserve for loan losses to nonperforming loans           223.75%               220.74%

 (A) Excluding residential mortgage loans held for sal

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

                                                            For the Quarter Ended                For the Six Months Ended
                                                      -----------------------------------     -------------------------------
                                                                  June 30,                                June 30,
                                                      -----------------------------------     -------------------------------
                                                          2004                 2003               2004             2003
                                                      --------------     ----------------     -------------   ---------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions             $ 12,337,278          $ 11,434,403     $ 12,229,208      $ 11,225,120
 Average total assets                                  $ 13,854,325          $ 12,659,017     $ 13,703,162      $ 12,467,323
 Average equity                                         $ 1,275,108           $ 1,163,018      $ 1,262,988       $ 1,139,671
 Average loans                                          $ 7,548,257           $ 6,970,905      $ 7,521,485       $ 6,960,069
 Loans held for sale (Period end)                          $ 79,034             $ 144,890         $ 79,034         $ 144,890
 Loans held for sale (Average)                             $ 97,348             $ 132,922         $ 84,718         $ 127,614
 Tax equivalent adjustment                                  $ 1,089               $ 1,327          $ 2,286           $ 2,730
 Preferred stock dividends - BOKF                             $ 375                 $ 375            $ 750             $ 750
 Period end common shares O/S                            59,163,047            58,743,260       59,163,047        58,743,260
 Period end fully diluted shares                         66,736,157            66,601,794       66,736,157        66,601,794
 Number of days in period                                        91                    91              182               181


 Tangible Book Value per Common Share                       $ 16.86               $ 16.61          $ 17.11           $ 16.22
                                                      ==============     ================     =============   ===============

 Stock Buy Back Program:
 Stock buy back # shares                                          -                     -                -                 -
 Stock buy back account                                         $ -                   $ -              $ -               $ -
                                                      --------------     ----------------     -------------   ---------------
   Average price per share                                      $ -                   $ -              $ -               $ -
                                                      ==============     ================     =============   ===============

 Mortgage Banking:
   Mortgage servicing portfolio                         $ 4,127,875           $ 4,803,824
   Mortgage loan fundings during quarter                  $ 197,150             $ 399,928        $ 356,791         $ 731,353
   Mortgage loan refinances to total fundings                36.78%                68.70%           39.47%            71.27%

 Trust Assets:
   Total trust assets                                  $ 22,938,606          $ 17,232,446

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